                                                                   Exhibit 10.42

                               PLACEMENT AGREEMENT

     This Placement Agreement ("Agreement") is made as of this 21st day of December 2001, between Berthel Fisher & Company Financial Services, Inc., ("Placement Agent") and Polar Molecular Corporation, (the "Company").

                                    RECITALS

     WHEREAS, desires to enter into an Agreement And Plan of Merger (the "Merger Agreement") among itself, Murdock Communications Corporation ("Murdock") and a wholly owned subsidiary of Murdock; and

     WHEREAS, as a condition precedent to the Merger, the Company must raise capital; and

     WHEREAS, the Company desires to offer to sell up to Seven Hundred Thousand Dollars ($700,000) (the "Interim Offering") of 10% Secured Convertible Notes (the "Interim Promissory Notes"), which shall be accomplished in two parts, the Initial Interim Offering during which the parties will attempt to raise Three Hundred Thousand Dollars ($300,000) (the "Initial Interim Offering") and the Subsequent Interim Offering during which the parties will attempt to raise Four Hundred Thousand Dollars ($400,000) (the "Subsequent Initial Offering") both of which will be raised from a limited number of accredited investors which includes Company insiders; and

     WHEREAS, the Company wishes to offer to sell (the "Offering") up to One Million Five Hundred Thousand Dollars ($1,5000,000) of 10% Secured Convertible Notes (hereinafter referred to as the "Promissory Notes"). From time to time the Interim Promissory Notes and the Promissory Notes may be collectively referred to as the "Securities". In the event of the sale of the entire One Million Five Hundred Thousand Dollars of the Promissory Notes there may be an additional over allotment of up to Five Hundred Thousand Dollars ($500,000), all of which, if sold, will be considered part of the Promissory Notes. The Securities shall be sold only to "accredited investors" as defined in Rule 501(a) of Regulation D promulgated by the Securities Act of 1933; and

     WHEREAS, the Interim Offering and the Offering is to be effected by a private placement that is exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), and the regulations promulgated thereunder; and

     WHEREAS, the parties contemplate that the Company will prepare a Private Placement Memorandum regarding the Offering and the Promissory Notes (the "Memorandum") which shall include, among other things, a current business plan; and

     WHEREAS, the Securities to be sold through the Interim Offering and the Offering are to be sold only to a limited number of accredited investors (collectively, the "Purchasers" and individually a "Purchaser") on the basis of the terms set forth in the Memorandum; and

     NOW, THEREFORE, in consideration of the foregoing, the premises and representations contained herein, and the payment of valuable consideration, receipt of which is hereby acknowledged by each party hereto, it is agreed as follows:

                                      TERMS

1.   Engagement of Placement Agent and Exclusivity.

The Company engages Placement Agent to act as exclusive Placement Agent for the Interim Offering and the Offering through the "Offering Period", however Placement Agent has the right to use the services of other broker-dealers as set out in paragraph 9 herein. On the basis of the representations, warranties and covenants herein contained, but subject to the conditions herein set forth, Placement Agent is hereby appointed as exclusive Placement Agent for the Interim Offering and the Offering through the Interim Offering Period and the Offering Period for the purpose of finding Purchasers for the Securities.

2.   The Interim Offering Period and the Offering Period.

     a. This Agreement shall be executed at substantially the same time as the Merger Agreement and the Interim Offering Period shall commence upon execution of this Agreement. The Interim Offering Period shall terminate at the close of business twenty (20) days after the execution of the Agreement (the "Interim Offering Termination Date") and may be extended by the mutual agreement of the Company and the Placement Agent for an additional twenty (20) days (or shorter) period, in which case the term Interim Offering Termination date shall include the later date.

     b. The Offering Period shall commence as of the date setout in the Memorandum (the "Commencement Date"). The Offering Period shall terminate at the close of business ninety (90) days after the Commencement Date (the "Termination Date"). The Termination Date may be extended by the parties for one (1) additional ninety (90) day (or shorter) period thereafter, upon the agreement of the Company and the Placement Agent, in which case the term "Termination Date" shall mean such later date.

3.   Acceptance of Appointment.

Subject to the observance of and performance by all the parties hereto of all their obligations to be observed and performed hereunder, and to the execution and delivery by Placement Agent of a copy of this Agreement as hereinafter provided, Placement Agent accepts such agency and agrees to use its best efforts during the Interim Offering Period and the Offering Period to find Purchasers for the Securities on the terms and conditions herein set forth.

4.   The Securities.

The Securities to be offered pursuant to the Interim Offering and the Offering shall be structured generally as follows:

     a. The Interim Offering shall consist of up to Seven Hundred Thousand Dollars ($700,000) of Interim Promissory Notes with each Interim Promissory Note in a minimum amount of Ten Thousand Dollars ($10,000).

     b. The Offering shall consist of up to One Million Five Hundred Thousand Dollars ($1,500,000) in Promissory Notes, with each Promissory Note in a minimum amount of Ten Thousand Dollars ($10,000).

     c. At the Purchaser's option, the Interim Promissory Notes shall be convertible into common stock of the Company at the time of a merger of the Company with a publicly traded company or before. The Promissory Notes shall be mandatorily convertible into common stock of the Company at the time of a merger of the Company with a publicly traded company, or before, at the discretion of the Holder of the Promissory Notes, all of which shall be more fully described in the Memorandum. At the Company's discretion, the Company may decide to accept subscriptions for Securities in amounts less than the minimum amount stated above. Along with each Interim Promissory Note and each Promissory Note the Company shall reserve such common stock sufficient to meet the demand in the event all the Securities are converted into common stock. The conversion rate(s) for the Securities shall be fixed and determined, based on a capitalization table as determined by and mutually agreed upon by the Company and the Placement Agent.

5.   Sale of Securities and Closings.

     a. Immediately after the receipt by Placement Agent from a subscriber of an executed Subscription Agreement accompanied by payment of the purchase price for the Securities subscribed for (the "Purchase Price"),

          Placement Agent will notify the Company and will deliver to the Company the Subscription Agreement and the Purchaser representative's certificate (if applicable) and evidence of such payment.

     b. The Company shall, within five (5) calendar days following receipt of an executed Subscription Agreement and evidence of payment, elect to accept or reject the subscription and with respect to any Subscription Agreement rejected by the Company, the Company shall return the Subscription Agreement along with the purchase price tendered by the subscriber if then held by the Company to the Placement Agent, for return to the subscriber.

     c. If subscriptions for more than the total amount of the Interim Offering or the Offering are received, the order in which subscriptions are accepted by the Company shall govern selection among qualified Purchasers.

     d. The date on which the first actual closing for the sale and purchase of the Securities occurs, and each subsequent actual closing made thereafter in accordance with the terms hereof, shall be called a "Closing." The first Closing ("Initial Closing") and additional Closings shall be held at the offices of the Company or at such other place and at such time as the parties shall mutually agree or such Closing may be accomplished by preparation of all closing paperwork by the Placement Agent, which will be forwarded to the Company by overnight delivery via recognized commercial carrier.

     e.   Checks or wire transfers from the Purchasers for subscriptions to the
          (i) Interim Offering shall be made out to F&M Bank Interim Offering Account FBO Polar Molecular Corporation (the "Interim Offering Account") and (ii) for the Offering shall be made out to F&M Bank Escrow Account FBO Polar Molecular Corporation (the "Escrow Account") and shall be forwarded to the Placement Agent at the address stated herein. Upon receipt of any funds for subscriptions by subscribers for the purchase of the Securities, Placement Agent will deposit said funds into either the Interim Offering Account or the Escrow Account, whichever is applicable, until the time of each Closing at which time the funds will be forwarded to the Company. Placement Agent may have to delay Closings from time to time until said funds held in either the Interim Offering Account or the Escrow Account are deemed to be available funds in accordance with the procedures set out by F&M Bank.

     f. The Purchase Price paid by any person whose subscription is rejected shall be returned by the Placement Agent to such person in accordance with the Memorandum.

6.   Compensation.

     a. Upon execution of this Agreement a non-refundable due diligence fee in the amount of Twenty Five Thousand Dollars ($25,000) will be due to the Placement Agent from the Company (the "Due Diligence Fee"), payable as set forth in Section 6.b(1) below.

     b. As compensation for the Placement Agent's services in the Interim Offering, payment shall be as follows:

          (1) Out of the proceeds of the Initial Interim Offering, the Company shall pay to the Placement Agent the Due Diligence Fee set out above.

          (2) Out of the proceeds` of the Subsequent Interim Offering, the Company shall pay to the Placement Agent a fee equal to $40,000 in the event that the entire amount of the Subsequent Interim Offering is raised by the parties or in the event that less than the entire amount of the Subsequent Interim Offering is raised then the Company shall pay to the Placement Agent a fee equal to ten percent (10%) of the amount raised in the Subsequent Interim Offering.

     c. As compensation for Placement Agent's services in finding subscribers for the Promissory Notes in the Offering, the Company hereby agrees to pay to Placement Agent, out of proceeds of the Offering, at each Closing, a commission ("Commission") in an amount equal to ten percent (10%) of the gross cash proceeds from the sale of the Promissory Notes to be disbursed to the Company at such Closing. In addition the Company shall pay to the Placement Agent, at each Closing during the Offering, a non accountable expense allowance equal to 3% of the gross cash proceeds to be distributed to the Company from the sale of the Promissory Notes and a due diligence fee equal to 2% of the gross cash proceeds to be distributed to the Company from the sale of the Promissory Notes, said 2% due diligence fee will be paid to Houlihan Smith for completion of its due diligence and other activities it performs on behalf of the Company. .

     d. As further compensation for Placement Agent's services in finding subscribers for the Securities sold during the Offering, at the final Closing, the Company hereby agrees to deliver to Placement Agent a Warrant (the "Placement Agent Warrant") for the purchase of the number of shares of common stock of the Company equal to 10% of the total dollar amount of the Promissory Notes issued as a result of the Offering. The Placement Agent Warrant shall have an exercise price equal to 120% of the price of the underlying stock of the Offering at the time of the Closing. The Placement Agent Warrant shall expire three (3) years from the date of issuance and shall contain the normal terms and conditions of warrants of this size and type, which shall include but not necessarily be limited to the right to a cashless exercise, piggyback registration rights and standard anti dilution provisions.

7.   Payment of Expenses and Fees.

     a. Whether or not the Offering contemplated by this Agreement is consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, including, without limitation, costs and expenses incident to the following:

          i. The preparation and printing or photocopying of copies of the Memorandum and all instruments and documents prepared in connection with the Offering and the Memorandum; and

          ii. The establishment of the exemption of the Securities from qualification or registration under the securities or "blue sky" laws of the states and other jurisdictions reasonably designated by Placement Agent as those in which Placement Agent or any broker/dealer employed by it intends to sell, or offer for sale, the Securities; and

          iii. Services of counsel for the Company, including disbursements incurred in connection therewith; and

          iv. Placement Agent shall have no liability to the Company with respect to any of the foregoing.

     b. If the Company does not close the Offering, the Company shall reimburse Placement Agent for all reasonable out-of-pocket expenses (which shall not include compensation or benefits for the personnel of Placement Agent) incurred by Placement Agent in connection with this Agreement, including but not limited to Placement Agent's attorney's fees, travel expenses, documents preparation and other professional advisors if required, which Placement Agent does not expect to exceed $15,000. Placement Agent shall provide an invoice for all such expenses to be reimbursed and payment of any expenses shall be made only after receipt by the Company of such invoices.

     c. Except as otherwise specifically provided in this Agreement, Placement Agent and the Company shall each pay its respective expenses incident to this Agreement and the transactions contemplated hereby, and no party to this Agreement shall have any liability for such expenses incurred by any other party.

8.   Investor Suitability Standards and Accredited Investor Status.

     Every Purchaser participating in the Interim Offering or the Offering must:

     a. Be an accredited investor as defined by Rule 501(a) of Regulation D promulgated pursuant to the Securities Act of 1933.

     b. Have no need for liquidity and have adequate means of providing for current needs and contingencies.

     c. Be able to accept limitations on transferability because there is not now any public market for the Securities, and the transferability of the Securities is affected by restrictions on resales imposed by federal securities laws and the laws of some states.

     d. Have, alone or with a purchaser representative(s), such knowledge and experience in financial matters, that are capable of evaluating, either alone or with their purchaser representative(s), the merits and risks of an investment in the Securities.

9.   Soliciting Dealers.

In connection with the performance of its obligation under this Agreement, Placement Agent may, in its sole discretion, use the services of broker-dealers ("Soliciting Dealers") who are members in good standing of the National Association of Securities

Dealers, Inc. (NASD) and, as compensation for their services, may pay to Soliciting Dealers an amount up to the amount of any commission received by Placement Agent pursuant to the terms hereof. Such amount will be paid to Soliciting Dealers by Placement Agent only out of the compensation received by Placement Agent in respect of such sales of Securities as described in Section
6. Placement Agent shall reimburse any Soliciting Dealer for the Soliciting Dealer's due diligence expenses incurred in connection with the Offering and the Company shall have no obligation to reimburse Placement Agent for such due diligence expense payments to Soliciting Dealers. The arrangements between Placement Agent and any Soliciting Dealer shall be set forth in a Soliciting Dealer Agreement obligating the Soliciting Dealer to fulfill all requirements imposed on Placement Agent by this Agreement.

10.  Representations, Warranties and Covenants of the Company.

The Company represents, warrants and covenants to and agrees with Placement Agent, as of the date hereof, and as of each Closing, as follows:

     a. The Company's Certificate of Incorporation authorizes the issuance of the Interim Promissory Notes, the Promissory Notes and Warrants and the shares of common stock issuable upon exercise of the Warrants and that the Company has reserved and will continue to reserve shares of common stock so that at the time of the exercise of the Warrants there will be an adequate number of Shares of common stock available to be issued.

     b. All action required to be taken by the Company as a condition to the offer and sale of the Securities to qualified Purchasers has been taken or will have been taken prior to the Closing.

     c. Upon (i) payment of the Purchase Price specified in each Subscription Agreement and acceptance of each Subscription Agreement by the Company and (ii) the execution and delivery by each Purchaser of such additional documents, if any, as may reasonably be requested by the Company or as set forth in the Memorandum, each accepted Purchaser will be the owner of the Securities subscribed for and entitled to all the benefits thereof.

     d. The Company is duly and validly organized and is a validly existing Delaware Corporation.

     e. During the Offering Period and at all times at or prior to each Closing, the Memorandum, to the extent such information is available, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of circumstances under which they were made, not misleading.

     f. The Company and its officers, agents (excluding Placement Agent), affiliates and employees have not taken or failed to take any actions, whether or not in connection with the issuance of the Securities, which action or failure to act conflict with, or otherwise make unavailable, the exemption for the offering and sale of the Securities from the registration provisions of the 1933 Act and by Regulation D; and will not, either directly or indirectly, sell, offer for sale, solicit offers to subscribe for or buy, or otherwise approach or negotiate in respect of the securities or any other interest in the Company during the Offering Period, except as provided for in this Agreement or in the Memorandum.

     g. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and, except insofar as the enforceability of the indemnification provisions herein may be subject to challenge and except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance, constitutes the valid and legally binding agreements of the Company.

     h. The execution and delivery of this Agreement, the observance and performance hereof, and the consummation of the transactions contemplated herein, does not and will not constitute a material breach of, or a material default under, any instrument or agreement by which the Company is bound, and does not and will not contravene any existing material law, decree or order applicable to the Company.

     i. The Company has not made and will not make an offer or sale of the Securities on the basis of any communications or documents relating to the Company or the Securities, except the Memorandum and the exhibits thereto, other documents supplied or prepared by the Company and reviewed by Placement Agent and delivered to prospective Purchasers for use in making an offer or sale of the Securities, and any cover or transmittal letter in respect of the forgoing.

     j. The Company will sell the Securities only to Accredited Investors, as that term is defined in Regulation D.

     k. In making any offer or sale of the Securities, the Company and its officers and directors shall comply with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the applicable securities or "Blue sky" laws of the jurisdictions in which the Company makes offers or sales of the Securities.

     l. The Company will exercise reasonable care to assure that the Purchasers to whom it sells the Securities are not underwriters within the meaning of Sections 2(11) of the 1933 Act. In that connection the Company will: (i) make reasonable inquiry to determine that the Purchaser is acquiring the Securities for his, her or its own account for investment purposes; and (ii) obtain from the Purchaser a signed written agreement (as provided in the Memorandum) that the Securities and the common stock of the Company issuable upon expiration of Warrants will not be sold without registration under the 1933 Act, in the absence of an opinion of counsel satisfactory to counsel for the Company that an exception from registration is available. Such agreement shall acknowledge the understanding that the Company has no intention to register the Securities under the 1933 Act; and (iii) if the Company knows or has reason to believe that a Purchaser to whom it sells any Securities relied upon the advice of a Purchaser Representative as defined in Rule 501(h) of Regulation D in connection with evaluating the merits and risks of a purchase of the Securities, the Company will obtain; (iii.a) the Purchaser's written acknowledgment that he used such representative in evaluating the merits and risks of the prospective investment; and (iii.b) a Purchaser Representative Certificate (in a form approved by Placement Agent completed and signed by such representative).

     m. The Company and its officers, directors and authorized agents will offer to sell, or solicit offers to subscribe for or buy, the Securities only in those states and other jurisdiction where permitted so to do under applicable law and regulations. The Company and its officers, directors, agents and employees; (i) have not at any time, either directly or indirectly, sold, offered for sale, solicited offers to subscribe for or buy, or otherwise approached or negotiated in respect of the sale of, the Securities, except in connection with this Offering; and (ii) except as disclosed in the

          Memorandum, and to their knowledge, have not taken or failed to take any action, whether in connection with the Offering or otherwise, which action or failure to act conflicts or would conflict with, the exemption of the sale of the Securities from the registration provisions of the 1933 Act afforded by the Act and by Regulation D; and hereafter they will not, either directly or indirectly, sell, offer for sale, solicit offers to subscribe for or buy, or otherwise approach or negotiate in respect of, the Securities or any other interest in the Company prior to or during the Offering Period, except as provided for in this Agreement, in connection with this Offering.

11.  Representations, Warranties and Covenants of Placement Agent.

Placement Agent represents and warrants to and agrees with the Company, at the date hereof, and as of each Closing, as follows:

     a. Placement Agent is duly and validly organized and is a validly existing Iowa Corporation, is duly licensed as a broker-dealer and registered as such under the 1934 Act, is a member in good standing of the NASD, is in compliance with all rules and regulations under the 1934 Act and the NASD Conduct Rules, and is duly registered as a broker/dealer in every state in which it intends to offer or sell the Securities.

     b. Neither Placement Agent, nor its directors, officers or beneficial owners of 10% or more of any class of its equity securities, has a record of conduct which would cause the "bad boy" provisions of Rule 262 of the regulations promulgated under the 1933 Act to apply to the transactions contemplated by this Agreement.

     c. This Agreement has been duly and validly authorized, executed and delivered by and on behalf of Placement Agent and, except insofar as the enforceability of the indemnification provision herein may be subject to challenge and except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance, constitute the valid and legally binding agreement of Placement Agent.

     d. The execution and delivery of this Agreement, the observance and performance hereof, and the consummation of the transactions contemplated herein and in the Memorandum, does not and will not constitute a material breach or material default under, any instrument or agreement by which Placement Agent is bound, and does not and will not contravene any existing material law, decree or order applicable to Placement Agent.

     e. Placement Agent has not made and will not make an offer or sale of the Securities on the basis of any communications or documents relating to the Company or the Securities, except the Memorandum and the exhibits thereto, other documents supplied or prepared by the Company and delivered to potential Purchasers or to Placement Agent for use in making an offer or sale of the Securities, and any cover or transmittal letter in respect of the foregoing that has been reviewed and approved by the Company. Placement Agent will promptly deliver a copy of each amendment or supplement to the Memorandum to all offerees then being solicited by it, and to each Purchaser (obtaining from the latter a confirmation of its, his or her receipt of same).

     f. Placement agent will offer and sell the Securities only to Accredited Investors, as that term is defined in Regulation D, and will retain appropriate records for a period of four years to evidence Placement Agent's conduct of the Offering in conformance with the requirements of that Regulation.

     g. In making any offer or sale of the Securities, Placement Agent shall comply with the provisions of the 1933 Act, the 1934 Act, and the applicable securities or "blue sky" laws of the jurisdictions in which Placement Agent makes offers or sales of Preferred Stock.

     h. Placement Agent will exercise reasonable care to assure that the Purchasers to whom it sells the Securities are not underwriters within the meaning of Section 2(11) of the 1933 Act. In that connection Placement Agent will: (i) make reasonable inquiry to determine that the Purchaser is acquiring the Securities for his, her or its own account for investment purposes; and (ii) obtain from each Purchaser a signed written agreement (as provided in the Memorandum) that the Securities will not be sold without registration under the 1933 Act, in the absence of an opinion of counsel to the Company that an exemption from registration is available. Such agreement shall acknowledge the understanding that the Company has no intention to register the Securities under the 1933 Act, other than as may be expressly provided in a registration rights agreement between the Company and the Purchaser.

     i. If Placement Agent knows or has reason to believe that a Purchaser to whom it sells any Security relied upon the advice of a Purchaser representative as defined in Rule 501(h) of Regulation D in connection with evaluating the merits and risks of a purchase of the Securities, Placement Agent will obtain and deliver to the Company (i) the Purchaser's written acknowledgment that he or she used such representative in evaluating the merits and risks of the prospective investment; and (ii) a Purchaser Representative Certificate (in the form approved by Placement Agent) completed and signed by such representative.

     j. Placement Agent and its authorized agents will offer to sell, or solicit offers to subscribe for or buy, the Securities only in those states and other jurisdictions where the Company and counsel have advised it that it is permitted so to do under applicable law and regulations.

     k. Placement Agent will not offer the Securities for sale or solicit any offers to purchase the Securities, or otherwise negotiate with any person in respect of the Securities, on the basis of any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium or broadcast over television or radio or hold any seminar or meeting with respect to the Securities whose attendees have been invited by any general solicitation or general advertising.

12.  Additional Covenants of the Company.

The Company hereby covenants and agrees with Placement Agent as follows:

     a. The Company will deliver to Placement Agent at its above address, such additional number of copies of the Memorandum (and any amendments or supplements thereto), prepared by the Company and approved by Placement Agent, as the Placement Agent shall reasonably request.

     b. The Company shall provide such reasonable cooperation and assistance to the Placement Agent in the sale of the Securities as Placement Agent may request.

     c. The Company and its employees, affiliates and agents will not at any time, either directly or indirectly, sell or offer for sale, solicit offers to subscribe for or buy, or otherwise approach or negotiate in respect of the sale of the Securities, or any other interest in the Company, if such activity would cause the Offering contemplated hereby to not be exempt from the registration provisions of the 1933 Act and to Regulation D promulgated thereunder, or to violate the applicable securities or "blue sky" laws of any state or other jurisdiction that Placement Agent shall reasonably designate as one in which Placement Agent or any broker/dealer employed by Placement Agent intends to sell the Securities or offer the Securities for sale.

     d. The Company will use its best efforts in cooperation with Placement Agent promptly to establish the exemption of the Securities from qualification or registration under the securities or "blue sky" laws of such states and jurisdictions as Placement Agent may reasonably request as those in which Placement Agent or any broker/dealers employed by it intends to sell the Securities, or offer the Securities for sale (provided that the Company shall not be required to qualify to do business in any jurisdiction in which it has not been previously qualified); it will furnish Placement Agent's counsel with copies of all written communications and documentation, whether sent or received, with regard to the foregoing; and Company will pay all reasonable costs and expenses incurred in connection with the foregoing.

     e. Except as may be otherwise prohibited by applicable "blue sky" laws, the Company will make available to Placement Agent, and Placement Agent is authorized on behalf of the Company to make available to each Purchaser and his or her representatives, including his or her Purchaser Representative with respect to this investment, prior to the sale of the Securities to such Purchaser, the opportunity to ask questions of, and receive answers from the Company concerning the Company, or the terms and conditions of the Offering which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained in the Memorandum and of any other information referred to herein.

     f. The Company shall furnish Placement Agent with all information and data concerning the Company as Placement Agent shall reasonably request, and will provide Placement Agent with reasonable access to the Company's officers, directors, employees, independent certified public accountants and legal counsel.

     g. All information made available to Placement Agent by the Company or any of its officers, directors, employees, accountants or attorneys will be complete and correct in all material respects and will not contain any untrue statement of material fact or, in the aggregate, omit to state a material fact necessary in order to make the statements made not misleading.

     h. During the Interim Offering Period and the Offering Period and for a period of thirty-six (36) months thereafter, or until such earlier date as the Company is required to file reports pursuant to Sections 13 or 15(d) of the 1934 Act, the Company will use its best efforts to furnish directly to Placement Agent, three (3) days prior to the delivery of such communication to holders of the Securities, each communication that shall be sent by the Company to the holders of Securities including, without limitation, any annual or interim financial or other reports of the Company, at any time sent to the holders, and shall, in all events, provide such materials to the Placement Agent not later than it provides such materials to the holders.

     i. If, during the Initial Offering Period, the Offering Period, or at any time at or prior to any Closing, any event relating to or affecting the Company or any other event shall come to the attention of the Company as a result of which it would or might be appropriate to amend or supplement the Memorandum in order that the Memorandum not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will notify Placement Agent immediately of such event and, if Placement Agent's counsel and counsel for the Company are of the opinion that it is necessary to amend or supplement the Memorandum, the Company will forthwith prepare and furnish to Placement Agent a reasonable number of copies of an amendment or amendments of, or supplement or supplements to, the Memorandum that will so amend or supplement the Memorandum, and the same shall be satisfactory in form and substance to Placement Agent and its counsel. The Company will promptly furnish to Placement Agent such information with respect to the Company or the Memorandum as Placement Agent may from time to time reasonably request.

     j. The Company will complete, execute, deliver and file with the SEC such copies of Form D, as and when required by Rule 503 of Regulation D.

     k. The Company has obtained or will obtain any required consents of the holders of any classes of its securities to the Offering and the issuance of the Securities on the terms contemplated hereby.

     l. During the Initial Offering Period, the Offering Period, and for a period of thirty-six (36) months thereafter, or until such earlier date as the Company is required to file reports pursuant to Sections 13 or 15(d) of the 1934 Act, the Company will furnish directly to Placement Agent, monthly financial statements, to the extent provided by the Company to the members of its Board of Directors and shareholders of the Company.

13.  Opinion of Counsel.

The Company agrees to deliver the opinion of the Company's counsel to the effect that (subject to reasonable qualifications and assumptions):

     a. The Company is a corporation validly existing and in good standing as a corporation under the laws of the State of Delaware and that the Company retains the requisite corporate power to carry on the business described in the Memorandum.

     b. The execution and delivery of this Agreement and the issuance of the Interim Promissory Notes and the Promissory Notes will not violate or conflict with the Certificate of Incorporation or Bylaws of the Company, or any material agreement known to such counsel to which the Company is a party.

     c. This Agreement has been duly authorized by all requisite corporate action and executed and delivered by the Company.

     d. The Interim Promissory Notes and the Promissory Notes, when executed and delivered by the Company, have been duly authorized and will constitute valid, binding and enforceable obligations of the Company in accordance with their respective terms.

     e. The Company has obtained or will obtain any required consents of the holders of any classes of its securities to the Interim Offering and the Offering and the issuance of the Interim Promissory Notes and the Promissory Notes on the terms contemplated herein.

     f. Such counsel knows of no litigation or governmental investigation against the Company.

     g. The Interim Offering and the Offering, if the Interim Promissory Notes and the Promissory Notes are sold only to accredited investors in transactions not involving any public offering, will be exempt from registration under the 1933 Act.

14.  Conditions of Placement Agent's Obligations.

The Company has entered into an Agreement and Plan of Merger, dated December 19, 2001 among the Company, Murdock Communications Corporation ("Murdock"), and a wholly owned subsidiary of Murdock. Notwithstanding anything stated elsewhere in the Agreement, the Company also acknowledges and agrees the Placement Agent is also engaged by and is the Investment Banker on behalf of Murdock and further the Company waives any conflicts of interest or potential conflicts of interest which may exist on the Placement Agent's part. Placement Agent's obligations hereunder, and the obligations of Purchasers, are subject to the accuracy of and compliance with the representations and warranties herein of the Company, to the observance and performance by the Company of its obligations and covenants hereunder and as undertaken in the Memorandum, and to the following further conditions (any of which may be waived in writing in whole or in part by Placement Agent).

     a. As relates to the Interim Offering, there shall have been an account established for the benefit of the Company, controlled by the Placement Agent so that, (i) out of the initial $300,000 raised in the Initial Offering, Placement Agent can direct payment of One Hundred Twenty Five Thousand Dollars ($125,000) to Murdock as a loan from Polar and Twenty Five Thousand Dollars ($25,000) to the Placement Agent in payment of the Due Diligence Fee pursuant to paragraph 6.b(1) and (ii) out of the Subsequent Initial Offering the Placement Agent will direct the payment of Seventy Five Thousand Dollars ($75,000) to Murdock as a loan from Polar and Forty Thousand Dollars ($40,000) (or if less then the entire amount of the Subsequent Interim Offering is raised then the Ten Percent (10%) fee, pursuant to paragraph 6.b(2) shall be paid to Placement Agent). Any funds from either the Initial Interim Offering or the Subsequent Interim Offering not paid to either Murdock or the Placement Agent will be paid to the Company.

     b. An Escrow Account shall have been established at F&M Bank, into which will be deposited the proceeds from the Offering. Upon the raise of the entire $1.5 Million the Placement Agent shall pay out the following amounts; (i) Two Hundred Eighty Two Thousand Dollars ($282,000) to the Company, (ii) One hundred Thirty Nine Thousand Dollars ($139,000) to Murdock as a loan from

          Polar and (iii) the commission, expense allowance and fees set out in paragraph 6.c to the Placement Agent. The remainder of the funds raised in the Offering shall remain in the Escrow Account until such time as the Company shall provide verifiable evidence of enforceable contracts which indicate projected sales in a minimum amount of Fifteen Million Dollars ($15,000,000) for the first 12 months following the Offering, said projected revenues being capable of reasonable verification by Placement Agent (at which time the remaining amount shall be paid to the Company).

     c. The Company shall have engaged Houlihan, Smith & Company as the Company's Investment Bankers (or some other reasonably acceptable firm) to issue a fairness opinion and/or independent report as the case may be on the prospective merger transaction and a due diligence report which shall be made available to Purchasers and potential Purchasers

     d. The Company shall provide to the Placement Agent a list of investors in the Company and the financial status of the said investors so that the Placement Agent may determine whether or not the said investors are accredited, for solicitation during the Interim Offering and the Offering. The Company investor/shareholders and the merger candidate public company investor/shareholders will only be solicited subject to their respective accredited investor status.

     e. Currently the Company has a lien holder(s) which has a lien on the Company's technology (the "Lienholder"), the main asset of the Company. The Company shall obtain the consent of the Lienholder so that the holders of the Securities are secured by collateral, on a secondary pari passu basis with the said existing Lienholder and obtain an agreement with the Lienholder so that the Lienholder agrees to convert its promissory notes subject to the same terms (other than conversion rate) as the Securities.

     f. After the Initial Closing, Placement Agent may request in writing certificates dated the date of each Closing, signed by the Company to the effect that all representations and warranties of the Company contained herein are true and correct in all material respects with the same effect as though made expressly at and as of the time of the Closing.

     g. Placement Agent's counsel shall have been furnished promptly, upon written request, such instruments and other documents as they may reasonably require for the purpose of enabling them to pass upon the sale of the Securities as herein contemplated and in order to evidence the accuracy and completeness in all material respects of any and all of the representations or warranties, or the fulfillment of any and all of the conditions, contained in this Agreement or in the Memorandum, and all such instruments and other documents shall be reasonably satisfactory in form and substance to such counsel; all actions taken by the Company in connection with the sale of the Securities as herein contemplated shall be reasonably satisfactory to Placement Agent and its counsel; and the Memorandum (and the supplements or amendments thereto) shall, at all times during the Offering Period and at the time of each Closing, be reasonably satisfactory in form and substance to Placement Agent and its counsel.

     h. If any of the conditions specified in this Section shall not have been fulfilled when and as required by this Agreement to be fulfilled, all of Placement Agent's obligations under this Agreement may be terminated in writing or by telegram at any time at or prior to Closing, except as relating to prior Closings which may have already occurred, and any such termination shall be without liability to Placement Agent, provided that the obligations under Sections 10,16,19,23 and 24, hereof shall nevertheless survive and continue thereafter.

15.  Conditions of the Obligations of the Company.

     a. At the Initial Closing, the Company shall receive Placement Agent's certificate, dated the Closing date (i) as to the number of Purchasers to whom the Securities were sold and (ii) stating that the representations and warranties contained in Section 11 hereof are true and correct in all material respects with the same effect as though made expressly at and as of the time of Closing.

     b. Placement Agent shall not have taken or failed to take any action, at any time at or prior to the Closing, that, in the opinion of the Company, conflicts or would conflict with, or otherwise make unavailable, the exemption for the Interim Offering and the Offering and sale of the Securities from the registration provisions of the 1933 Act afforded by the Act or by Regulation D.

     c. If any of the conditions specified in this Section shall not have been fulfilled when as required by the

          Agreement to be fulfilled, all the obligations of the Company, under this Agreement may be terminated in writing or by telegram at any time at or prior to the Initial Closing, and any such termination shall be without liability to the Company provided that the obligations under Sections 9,11,16,19,23 and 24 hereof shall nevertheless survive and continue thereafter.

16.  Indemnification.

     a. The Company agrees to indemnify and hold harmless Placement Agent, and each person, if any, who controls Placement Agent, and each of Placement Agent's officers, directors, agents and employees: (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of a breach by the Company of any of its representations and warranties and covenants herein or out of any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or any document filed with the securities agency of any state or other jurisdiction or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is made in reliance upon and in conformity with written information furnished Placement Agent or its counsel specifically for use with reference to Placement Agent or its affiliates in the preparation of the memorandum or the preparation of any document filed with the securities agency of any state or other jurisdiction; (ii)against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement or satisfaction of any judgment or litigation, commenced or threatened, or of any claim whatsoever, based upon any breach or untrue or alleged omission referred to in clause (i) above, if such settlement is effected with the written consent of the Company; and (iii) against any and all expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or and claim whatsoever, based upon any breach or untrue statement or omission, or any alleged untrue statement or omission, referred to in clause (i)or
          (ii) above, to the extent that any such expense is not paid under clause (i)or (ii) above.

     b. Placement Agent agrees to indemnify and hold harmless the Company's officers, directors, agents, employees and controlling persons (within the meaning of the 1933

          Act); (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of Placement Agent's breach of any of its representations and warranties and covenants herein or out of any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or any document filed with the securities agency of any state or other jurisdiction or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent such untrue statement or omission conforms to information furnished in writing by Placement Agent or on its behalf specifically for inclusion in the Memorandum;
          (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement or satisfaction of any judgment or litigation, commenced or threatened, or of any claim whatsoever, based upon any breach or untrue or alleged untrue statement or omission or alleged omission referred to in clause
          (i)above, if such settlement is effected with Placement Agent's written consent; and (iii)against any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any breach or untrue statement or omission, or any alleged untrue statement or omission referred top in clauses (i) or (ii) above, to the extent that any such expense is not paid under clause (i) or (ii) above.

     c. If the preceding provisions of this Section or any portion thereof or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the parties hereto hereby agree that a right of contribution shall exist on the part of the party that otherwise would have been the indemnified party under the aforesaid provisions (hereinafter referred to as "Contribution Recipient") to the extent necessary to reflect the relative benefits received by the Company and the Placement Agent from the offering of the Securities. The relative benefits received by the Company and the Placement Agent shall be deemed to be in the same proportion as the total net proceeds from the Interim Offering and the Offering received by the Company bear to the expenses reimbursements, commissions and other compensation paid to the Placement Agent. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person not guilty of fraudulent misrepresentation.

     d. Within a reasonable time after the assertion of any claim against any party hereto (or any person who controls such party) in connection with the Interim Offering, the Offering or sale of the Securities, such party shall give notice of such claim to the other parties hereto. An indemnifying party or contributor under this Section shall have the right to direct, at such party's own expenses and through counsel of such party's own choosing, the contest and defense against any such claim and in any litigation, proceedings or settlement negotiation with respect thereto. The indemnity set forth in this Section shall be in addition to any liability that either of the parties hereto may otherwise have.

     e. No indemnification shall be available to any party hereunder in any instance in which liability of that party is found by a court or arbitrator of competent jurisdiction to have resulted primarily and directly from gross negligence or willful misconduct.

17.  Termination.

     a. Placement Agent may terminate this Agreement at any time in writing or by telegram at any time at or prior to the Initial Closing and any such termination shall be without further liability of either party to the other, provided that the obligations under Sections 10,16,19,23 and 24 shall nevertheless survive and continue thereafter.

     b. Except as otherwise provided herein, the agency of Placement Agent hereunder, which is coupled with an interest, is not terminable by the Company without Placement Agent's written consent. The Company may terminate this Agreement only by written notice to Placement Agent and by refusal to accept any proceeds of this Offering. The Company may not terminate this Agreement if it has accepted any proceeds of the Offering at a Closing as a result of the efforts of Placement Agent.

     c. If the Company terminates this Agreement, and within twelve (12) months following the termination, the Company either (i) obtains financing of any kind from contacts introduced to the Company by Placement Agent or its agents during the Term of this Offering or (ii) sells its assets to contacts introduced to the Company (or affiliates of such contacts) by Placement Agent, the Company shall pay to Placement Agent a fee of Ten percent (10%) of the amount of any financing or the selling price, provided that loans to the Company having a maturity of more than one year shall be included in the consideration received by the Company. Within 30 days after the termination of this Agreement by the Company, Placement Agent shall provide the Company a list of contacts introduced to the Company by Placement Agent.

     d. If this Agreement is terminated by the Company for any reason other than a breach by Placement Agent of its obligations hereunder, the obligations under Sections 9,11,16,19,23 and 24 and this Section shall nevertheless survive and continue thereafter.

18.  Sole Agreement of the Parties.

This Agreement represents the sole agreement of the parties with respect to the subject matter set forth herein, and supersedes all other agreements of the parties as to the subject matter.

19.  Representations, Warranties and Agreements to Survive Closing.

All representations, warranties covenants and agreements contained in this Agreement or contained in certificates submitted pursuant thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of placement Agent or any person who controls Placement Agent, or by or on behalf of the Company, or any person who controls the Company.

20.  Notices.

All communications hereunder shall be in writing and, if sent to Placement Agent, shall be mailed (by U.S. certified mail, return receipt requested), delivered, telecopied, telexed, or telegraphed:

     If to Placement Agent:   Berthel Fisher & Company
                              Financial Services, Inc
                              701 Tama Street, Box 609
                              Marion, Iowa 52302
                              Attn: President

     If to the Company:       Polar Molecular Corporation
                              4600 S. Ulster Street, Suite 700
                              Denver, Colorado 80237
                              Attn: President

or to either party at such other address as such party shall designate by notice given as hereinabove provided.

Communications shall be deemed given upon receipt and may be given by counsel for the party serving the same.

21.  Parties.

This Agreement shall inure to the benefit of and be binding upon Placement Agent, the Company and the conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the parties hereto and their respective successors, and for the benefit of no other person, except as otherwise herein specifically provided.

22.  Nature of Obligation.

The obligations of Placement Agent to the Company shall be solely those contractual obligations provided in this Agreement. No fiduciary relationship is created hereby. Placement Agent may not bind the Company to any contract.

23.  Arbitration.

Any controversy or claim arising out of or relating to this Agreement or breach thereof shall be settled by final and binding arbitration, in accordance with the arbitration rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction, including a United States District Court, pursuant to the Federal Arbitration Act. The cost of the arbitrator shall be shared equally by the parties. The parties recognize that this paragraph means that certain claims will be litigated and reviewed before an impartial arbitrator instead of before a court of law and/or jury, but desire the many benefits of the arbitration process over court proceedings, including speed of resolution, lower costs and fees, and more flexible rules of evidence.

25.  Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Iowa applicable to agreements under seal made and to be performed wholly within such state.

26.  Counterparts.

This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one agreement, binding on all parties notwithstanding that all parties have not signed the same counterpart.

27.  Non-Assignability.

This Agreement may not be assigned by either party (in whole or in part) without the prior written consent of the other party.

28.  Miscellaneous.

All titles or captions herein are for convenience only and shall not be deemed a part hereof. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity may require. The terms "person" and "persons" shall include reference to individuals, partnerships, corporations, trusts and other entities. The terms `law" and "laws" shall include, without limitation, any rules and regulations promulgated under a statute. Any payment of a sum to be made hereunder by the Company to Placement Agent shall be made by check payable to the order of Placement Agent.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            Polar Molecular Corporation


                                            Name: /s/ Mark L. Nelson
                                                  ------------------------------
                                            Title: President-CEO


                                            Berthel Fisher & Company
                                            Financial Services, Inc.


                                            Name: /s/ Thomas J. Berthel
                                                  ------------------------------
                                            Title: CEO

                                   AMENDMENT A

This Amendment A (the "Amendment") is attached to and made a part of that Placement Agreement dated as of December 21, 2001 (the "Agreement") which was executed by and between Berthel Fisher & Company Financial Services, Inc. (Placement Agent) and Polar Molecular Corporation (the "Company").

All terms defined in the Agreement will have the same meaning when used in this Amendment.

Whereas, the parties desire to amend several of the terms of the Agreement.

Now Therefore, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     1. The first WHEREAS paragraph on page 1 of the Agreement shall be amended by deleting the paragraph in its entirety and replacing it with the following:

          "WHEREAS, the Company has entered into an Agreement And Plan of Merger (the "Merger Agreement") among itself, Murdock Communications Corporation ("Murdock") and a wholly owned subsidiary of Murdock; and

     2. In the forth WHEREAS paragraph on page 1 of the Agreement, the numerical reference to One Million Five Hundred Thousand Dollars shall be "$1,500,000" rather than "$1,5000,000".

     3. Paragraph 2.a. of the Agreement shall be deleted in its entirety and shall be replaced with the following:

          "This Agreement shall be effective and the Interim Offering Period shall commence upon execution. The Interim Offering Period shall terminate at the close of business February 28, 2002 (the "Interim Offering Termination Date) and may be extended by the mutual agreement of the Company and the Placement Agent for an additional thirty (30) days (or shorter) period in which case the term Interim Offering Termination Date shall include the later date."

     4. Paragraph 4.c. of the Agreement shall be amended in the following manner:

          In the forth line of the paragraph the phrase "shall be mandatorily convertible" shall be deleted and replaced with the phrase "may be convertible".

     5. Paragraph 4 of the Agreement shall be amended by adding the following new subparagraph d.

          "In addition to the Interim Promissory Notes and the Promissory Notes described above, as a part of the Interim Offering and the Offering, the Company will also issue Warrants to the Investors (the "Warrants"), which will grant to Investors the right to purchase the number of shares of Common stock of the Company equal to the number of shares of Common Stock into which the related Interim Promissory Notes or the Promissory Notes may be converted."

     6. Paragraph 6.d. of the Agreement shall become paragraph 6e. and the fo1lowing shall be added as the new paragraph 6d.

          "As compensation for Placement Agent's services with respect to investors who have received Warrants as a result of investing in the Interim Offering and in the Offering, the Company agrees to pay to the Placement Agent a commission in an amount equal to ten percent (10%) of the gross cash proceeds from the purchase of the Companies Common Stock as the result of the exercise of the Warrants (other than Warrants issued due to the direct efforts of the Company), said commission shall be paid to the Placement Agent within 5 days of the exercise by any investor."

     7. Paragraph 6.d. of the Agreement shall become paragraph 6e., and the former Paragraph 6.d. shall be amended by deleting the paragraph in its entirety and replacing it with the following.

          "As further compensation for Placement Agent's services in finding subscribers for the Securities sold during the Interim Offering and the Offering, at the Closings, the Company hereby agrees to deliver to the Placement Agent warrants (the "Placement Agent Warrants") for the purchase of the number of shares of common stock of the Company equal to 10% of the total number of shares of Common Stock issuable upon conversion of the Interim Promissory Notes (other than Interim Promissory Notes issued due to the direct efforts of the Company) and the Promissory Notes issued as a result of the Interim Offering and the Offering respectively. The Placement Agent Warrants shall have an exercise price equal to 120% of the conversion price of the Common Stock subject to the Interim Promissory Notes and the Promissory Notes offered in the Interim Offering and the Offering, respectively, at the time of the Closings. The Placement Agent Warrants shall expire three years from the date of issuance and shall contain the normal terms and conditions of warrants of this size and type, which shall include but not necessarily be limited to the right to a cashless exercise, piggyback registrations rights and standard anti dilution provisions."

     8. Paragraph 14.b. of the Agreement shall be amended by deleting the paragraph in its entirety and replacing it with the following:

          "An Escrow Account shall have been established at F&M Bank, into which will be deposited the proceeds from the Offering. As funds are raised for the Offering, there will be Closings held, which are expected to be weekly but will not be held unless there is at least a minimum of Fifty Thousand Dollars ($50,000) of funds raised. Only one legal opinion will be required for the offering as a whole. At each Closing, the Placement Agent shall pay out the proceeds to be distributed at the Closing in the following manner: (i) the applicable commission, expense allowance and fees set out in paragraph 6.c to the Placement Agent and Houlihan, Smith & Company (or other firm, as selected above) and (ii) the remainder of the funds shall be divided one third (the "First Proceeds Amount", i.e., the gross proceeds raised minus commissions, expense allowance and fees) and two thirds (the "Second Proceeds Amount"). The First Proceeds Amount shall be immediately released to Polar who in turn will loan one third of that amount to Murdock and the remainder will be retained by Polar. The Second Proceeds Amount shall remain in the Escrow Account until such time as the Company shall provide to the Placement Agent, verifiable evidence of enforceable contracts which indicate sales in a minimum amount of One Million Five Hundred Thousand Dollars ($1,500,000), as indicated in the Memorandum, for the first 12 months following the Offering, said revenues being capable of reasonable verification by Placement Agent (it is expected that the verifiable evidence shall be an executed and enforceable Purchase Order). Upon receipt by the Placement Agent of the said verifiable evidence, the Placement Agent shall release the Second Proceeds Amount from the Escrow Account to the Company which in turn will loan one third of that amount to Murdock and the remainder shall be retained by the Company.

     9. Paragraph 14.e. of the Agreement shall be amended in the following manner:

          The last sentence in the paragraph shall be deleted and replaced with the following:

          "The company shall obtain (i) the consent of the Lienholder so that the holders of the Securities may be secured by collateral, on a secondary pari passu basis with the said existing Lienholder and (ii) an agreement with the Lienholder which is reasonably satisfactory to the Company and the Placement Agent.

All other terms and conditions in the Agreement will remain the same.

In Witness Whereof, the parties hereto execute this Amendment as of the day and date set out above.

Berthel Fisher & Company                    Polar Molecular Corporation
Financial Services, Inc.


By: /s/ Thomas J. Berthel                   By: /s/ Mark L. Nelson
    ----------------------------                --------------------------------
Title: CEO                                  Title: President-CEO

                                   AMENDMENT B

This Amendment B (the "Amendment") , dated as of February 28, 2002, is attached to and made a part of that Placement Agreement dated as of December 21, 2001, as amended pursuant to Amendment A dated as of December 21, 2001 (the "Amended Agreement"), both of which were executed by and between Berthel Fisher & Company Financial Services, Inc. (Placement Agent) and Polar Molecular Corporation (the "Company").

All terms defined in the Amended Agreement will have the same meaning when used in this Amendment.

Whereas, the parties desire to extend the terms of the Interim Offering.

Now Therefore, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     1. Pursuant to the terms of the Amended Agreement, the parties agree that the term of the Interim Offering is extended thirty (30) days beyond the Interim Offering Termination Date until March 28, 2002 and therefore the Interim Offering Termination Date shall include the later date.

     2. Placement Agent has been informed that Company will be required to book an expense as the result of the recent issuance of Company common stock/options to officers and directors of the Company (the "Common Stock"). Placement Agent is willing to accept and agree to a reduction in the equity section on the balance sheet of the Company related to the issuance of the Common Stock, which has been issued within twenty four months preceding the merger between the Company and Murdock Communications Corporation, so long as such adjustment(s) does not exceed Three Hundred Fifty Thousand Dollars ($350,000). In the event that the Company is required to make an adjustment(s) to its financial statements to account for the issuance of the Common Stock, then the Company agrees to take whatever action necessary so the total adjustment to the Company financial statement(s) will reduce the Company's equity section on the balance sheet by no more than $350,000. In addition, the Company agrees that the provision stated in this paragraph will be incorporated into an amendment to the Merger Agreement executed between the Company and Murdock Communications Corporation.

     3. Clause (i) of the fourth sentence of Paragraph 14.b of the Amended Agreement is hereby amended to read as follows:

               "(i) (A) the applicable commission, expense allowance and fees set out in paragraph 6.c to the Placement Agent and Houlihan, Smith & Company (or other firm, as selected above) and (B) the fees and expenses of counsel to Polar in connection with this Agreement, the Initial Offering and the Offering, the Merger Agreement and the transactions contemplated thereby and".

All other terms and conditions in the Amended Agreement will remain the same.

In Witness Whereof, the parties hereto execute this Amendment as of the day and date first set out above.

Berthel Fisher & Company                    Polar Molecular Corporation
Financial Services, Inc.


By: /s/ Thomas J. Berthel                   By: /s/ Mark L. Nelson
    ----------------------------                --------------------------------
Title: CEO                                  Title: CEO

                                   AMENDMENT C

This Amendment C (the "Amendment"), dated as of March 27, 2002, is attached to and made a part of that Placement Agreement dated as of December 21, 200l, as amended pursuant to Amendment A dated as of December 21, 2001 and Amendment B dated as of February 28, 2002 (the "Amended Agreement) , each of which were executed by and between Berthel Fisher & Company Financial Services, Inc. (Placement Agent) and Polar Molecular Corporation (the "Company")

All terms defined in the Amended Agreement will have the same meaning when used in this Amendment.

Whereas, the parties desire to extend and expand the terms of the Interim Offering.

Now Therefore, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. Pursuant to the terms of the Amended Agreement, the parties agree that (i) the Interim Offering shall be extended until April 30, 2002, and the Interim Offering Termination Date shall include such later applicable date, and (ii) the principal amount of Interim Promissory Notes (and the total exercise price of Warrants) to be offered during the Interim Offering is to be increased from $700,000 to $1,500,000.

2. The proceeds of the first $700,000 of the Interim Offering shall be distributed as previously indicated. The final $800,000 of proceeds from the Interim Offering shall be distributed, first, to pay (A) the applicable commission, expense allowance and fees set out in paragraph 6.c to the Placement Agent and Houhlihan, Smith & Company (or other firm, as selected in the Amended Agreement) , as if the Interim Offering was the Offering, and (B) Holme Roberts & Owen LLP for fees and expenses incurred (but not yet paid) by the Company (x) in connection with the Amended Agreement and this Amendment, the Interim Offering and the Offering, the Merger Agreement and the transactions contemplated thereby and (y) for other matters in 2001, and, second, two-thirds of the remaining net proceeds shall be distributed to the Company and one-third of the remaining net proceeds shall be distributed as a loan from the Company to Murdock (with the same terms as the other loans to Murdock under the Amended Agreement, and with a use of proceeds by Murdock that is approved in advance by the Company (not to be unreasonably withheld), provided that any use designed to allow Murdock to meet its Net Worth Test under Section 5.15 of the Merger Agreement shall be an approved use). Furthermore, the Company shall loan to Murdock one-third of the net proceeds (after 10% commissions to Placement Agent) received by the Company upon exercise of the Warrants, until the aggregate loan to Murdock by the Company under the terms of the Amended Agreement and this Amendment is equal to $620,750; this loan shall be on the same terms as the other loans to Murdock under the Amended Agreement and this Amendment, shall have a use of proceeds by Murdock that is approved in advance by the Company (not to be unreasonably withheld, provided that any use designed to allow Murdock to meet its Net Worth Test under Section 5.15 of the Merger Agreement shall be an approved use).

3. Paragraph 4.d. of the Amended Agreement shall be amended in its entirety to read as follows:

     "In addition to the Interim Promissory Notes described above, as a part of the Interim Offering, the Company will also issue Warrants to the Investors (the "Warrants"), which will grant to Investors the right to purchase, at an exercise price of $0.585 per share, the number of shares of Common Stock of the Company equal to twice the number of shares of Common Stock into which the related Interim Promissory Notes may be converted."

4. Paragraph 6.e of the Amended Agreement shall be amended in its entirety to read as follows:

     "As further compensation for Placement Agent's services in finding subscribers for the Interim Promissory Notes sold during the Interim Offering, at the Closings, the Company hereby agrees to deliver to the Placement Agent warrants (the "Placement Agent Warrants") for the purchase of the number of shares of Common Stock of the Company equal to 10% of the total number of shares of Common Stock issuable upon conversion of the Interim Promissory Notes (other than Interim Promissory Notes issued due to the direct efforts of the Company) as a result of the Interim Offering. The Placement Agent Warrants shall have an exercise price equal to 120% of the conversion price of the Common Stock subject to the Interim Promissory Notes offered in the Interim Offering. The Placement Agent Warrants shall expire three years from the date of issuance and shall contain the normal terms and conditions of warrants of this size and type, which shall include but not necessarily be limited to the right of cashless exercise, piggyback registrations rights and standard anti dilution provisions. As further compensation for Placement Agent's agreement to use its best efforts to find subscribers for an additional (i.e., above and beyond the first $700,000 of Interim Promissory Notes sold during the Interim Offering) $800,000 of Interim

     Promissory Notes (the "Additional Notes") , the Company hereby agrees to
     (i) immediately deliver 100,000 shares of Common Stock to Placement Agent and (ii) deliver a further 100,000 shares to Placement Agent in the event that the Placement Agent finds (and receives signed purchase commitments from) subscribers for at least $500,000 of the Additional Notes on or prior to April 30, 2002."

All other terms and conditions in the Amended Agreement will remain the same.

In Witness Whereof, the parties hereto execute this Amendment as of the day and date first set out above.

Berthel Fisher & Company                    Polar Molecular Corporation
Financial Services, Inc.


By: /s/ Thomas J. Berthel                   By: /s/ Mark L. Nelson
    ----------------------------                --------------------------------
Title: CEO                                  Title: President-CEO
       4-5-02

                                   AMENDMENT D

This Amendment D (the "Amendment") dated as of April 30, 2002, is attached to and made a part of that Placement Agreement dated as of December 21, 2001 (the "Placement Agreement") which was amended pursuant to an Amendment A dated as of December 21, 2001 (the "Amendment A") , which was amended pursuant to an Amendment B dated as of February 28, 2002 (Amendment B") and which was amended pursuant to an Amendment C dated as of March 27, 2002 ("Amendment C"), all of which were executed by and between Berthel Fisher & Company Financial Services, Inc. (Placement Agent) and Polar Molecular Corporation (the "Company") (collectively the Placement Agreement, the Amendment A and the Amendment B shall be referred to as the "Amended Agreement").

All terms defined in the Amended Agreement will have the same meaning when used in this Amendment.

Whereas, the parties desire to amend the terms of the Amended Agreement.

Now Therefore, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     1. Pursuant to the terms of the Amended Agreement, the parties agree that the Interim Offering shall be extended until May 15, 2002 and the Interim Offering Termination Date shall include such later applicable date.

     2. Paragraph 6.e. of the Amended Agreement shall be amended by deleting the reference to "April 30, 2002" at the end of the paragraph and replacing it with "May 15, 2002".

All other terms and conditions of the Amended Agreement will remain the same

In Witness Whereof, the parties hereto execute this Amendment as of the day and date set out above

Berthel Fisher & Company                    Polar Molecular Corporation
Financial Services, Inc.


By:  /s/ Thomas J. Berthel                  By: /s/ Mark L. Nelson
     ---------------------------                --------------------------------
Title: CEO                                  Title: Pres-CEO

                                   AMENDMENT E

This Amendment E (the "Amendment") dated as of May 15, 2002, is attached to and made a part of that Placement Agreement dated as of December 21, 2001 (the "Placement Agreement") which was amended pursuant to an Amendment A dated as of December 21, 2001 (the "Amendment A"), which was amended pursuant to an Amendment B dated as of February 28, 2002 (Amendment B"), which was amended pursuant to an Amendment C dated as of March 27, 2002 ("Amendment C") and which was amended pursuant to an Amendment D dated as of April 30, 2002 ("Amendment D"), all of which were executed by and between Berthel Fisher & Company Financial Services, Inc. (Placement Agent) and Polar Molecular Corporation (the "Company") (collectively the Placement Agreement, the Amendment A, the Amendment B, the Amendment C and the Amendment D shall be referred to as the "Amended Agreement").

All terms defined in the Amended Agreement will have the same meaning when used in this Amendment.

Whereas, the parties desire to amend the terms of the Amended Agreement.

Now Therefore, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     1. Pursuant to the terms of the Amended Agreement, the parties agree that the Interim Offering shall be extended for an additional 30 days, until June 14, 2002, with the right to extend the Agreement for two additional 30 day periods by mutual agreement of the parties, and the Interim Offering Termination Date shall include such later applicable date.

     2. Paragraph 6.e. of the Amended Agreement shall be amended by deleting the reference to "May 15, 2002" at the end of the paragraph and replacing it with "June 14, 2002".

All other terms and conditions of the Amended Agreement will remain the same

In Witness Whereof, the parties hereto execute this Amendment as of the day and date set out above

Berthel Fisher & Company                    Polar Molecular Corporation
Financial Services, Inc.


By: /s/ Thomas J. Berthel                   By: /s/ Mark L. Nelson
    ----------------------------                --------------------------------
Title: CEO                                  Title: President-CEO

                                   AMENDMENT F

This Amendment F (the "Amendment") dated as of June 13, 2002, is attached to and made a part of that Placement Agreement dated as of December 21, 2001 (the "Placement Agreement") which was amended pursuant to an Amendment A dated as of December 21, 2001 (the "Amendment A"), which was amended pursuant to an Amendment B dated as of February 28, 2002 ("Amendment B"), which was amended pursuant to an Amendment C dated as of March 27, 2002 ("Amendment C"), which was amended pursuant to an Amendment D dated as of April 30, 2002 ("Amendment D"), and Amendment E dated as of May 15, 2002 all of which were executed by and between Berthel Fisher & Company Financial Services, Inc. (Placement Agent) and Polar Molecular Corporation (the "Company") (collectively the Placement Agreement, the Amendment A, the Amendment B, the Amendment C, the Amendment D and Amendment A shall be referred to as the "Amended Agreement").

All terms defined in the amended Agreement will have the same meaning when used in this Amendment.

Whereas, the parties desire to amend the terms of the Amended Agreement.

Now Therefore, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. Pursuant to the terms of the Amended Agreement, the parties agree that the Interim Offering shall be extended for an additional 30 days, until July 14, 2002, with the right to extend the Agreement for two additional 30 day periods by mutual agreement of the parties, and the Interim Offering Termination Date shall include such later applicable date.

2. Paragraph 6.e. of the Amended Agreement shall be amended by deleting the reference to "June 14, 2002" at the end of the paragraph and replacing it with "July 14, 2002".

All other terms and conditions of the Amended Agreement will remain the same

In Witness Whereof, the parties hereto execute this Amendment as of the day and date set out above

Berthel Fisher & Company                    Polar Molecular Corporation
Financial Services, Inc.


By: /s/ Dwight E. Wheelan, President        By: /s/ Mark L. Nelson
    ---------------------------------           --------------------------------

                                   AMENDMENT G

This Amendment G (the "Amendment") dated as of July 12, 2002, is attached to and made a part of that Placement Agreement dated as of December 21, 2001 (the "Placement Agreement") which was amended pursuant to an Amendment A dated as of December 21, 2001 (the "Amendment A") , which was amended pursuant to an Amendment B dated as of February 28, 2002 ("Amendment B"), which was amended pursuant to an Amendment C dated as of March 27, 2002 ("Amendment C"), which was amended pursuant to an Amendment D dated as of April 30, 2002 ("Amendment D"), which was amended pursuant to an Amendment E dated as of May 15, 2002 ("Amendment E") and an Amendment F dated as of June 13, 2002 ("Amendment G"), all of which were executed by and between Berthel Fisher & Company Financial Services, Inc. (Placement Agent) and Polar Molecular Corporation (the "Company") (collectively the Placement Agreement, the Amendment A, the Amendment B, the Amendment C, the Amendment D, the Amendment F and Amendment G shall be referred to as the "Amended Agreement").

All terms defined in the Amended Agreement will have the same meaning when used in this Amendment.

Whereas, the parties desire to amend the terms of the Amended Agreement.

Now Therefore, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. Pursuant to the terms of the Amended Agreement, the parties agree that the Interim Offering shall be extended for an additional 48 days, until August 31, 2002, with the right to extend the Agreement for two additional 30 day periods by mutual agreement of the parties, and the Interim Offering Termination Date shall include such later applicable date.

2. Paragraph 6.e. of the Amended Agreement shall be amended by deleting the reference to "June 14, 2002" at the end of the paragraph and replacing it with "August 31, 2002".

All other terms and conditions of the Amended Agreement will remain the same

In Witness Whereof, the parties hereto execute this Amendment as of the day and date set out above.

Berthel Fisher & Company                    Polar Molecular Corporation
Financial Services, Inc.


By: /s/ Dwight E. Wheelan                   By: /s/ Mark L. Nelson
    ----------------------------                --------------------------------
Title: President                            Title: President & CEO

                                   AMENDMENT H

This Amendment G (the "Amendment") dated as of August   , 2002, is attached to
                                                      --
and made a part of that Placement Agreement dated as of December 21, 2001 (the "Placement Agreement") which was amended pursuant to an Amendment A dated as of December 21, 2001 (the "Amendment A"), which was amended pursuant to an Amendment B dated as of February 28, 2002 ("Amendment B"), which was amended pursuant to an Amendment C dated as of March 27, 2002 ("Amendment C"), which was amended pursuant to an Amendment D dated as of April 30, 2002 ("Amendment D"), and Amendment E dated as of May 15, 2002 ("Amendment E"), which was amended pursuant to an Amendment F dated as of June 13, 2002 ("Amendment F") and an Amendment G dated as of July 12, 2002 ("Amendment G"), all of which were executed by and between Berthel Fisher & Company Financial Services, Inc. (Placement Agent) and Polar Molecular Corporation (the "Company") (collectively the Placement Agreement, the Amendment A, the Amendment B, the Amendment C, the Amendment D, the Amendment E, the Amendment F, the Amendment G and Amendment H shall be referred to as the "Amended Agreement").

All terms defined in the amended Agreement will have the same meaning when used in this Amendment.

Whereas, the parties desire to amend the terms of the Amended Agreement.

Now Therefore, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. Pursuant to the terms of the Amended Agreement, the parties agree that the Interim Offering shall be extended for an additional 60 days, until October 30, 2002, with the right to extend the Agreement for two additional 30 day periods by mutual agreement of the parties, and the Interim Offering Termination Date shall include such later applicable date.

2. Paragraph 6.e. of the Amended Agreement shall be amended by deleting the reference to "August 31, 2002" at the end of the paragraph and replacing it with "September 30, 2002".

All other terms and conditions of the Amended Agreement will remain the same

In Witness Whereof, the parties hereto execute this Amendment as of the day and date set out above.

Berthel Fisher & Company                    Polar Molecular Corporation
Financial Services, Inc.


By: /s/ Dwight E. Wheelan                   By: /s/ Mark Nelson
    ----------------------------                --------------------------------
Title: President                            Title: President

                                   AMENDMENT I

This Amendment I (the "Amendment") dated as of September 30, 2002, is attached to and made a part of that Placement Agreement dated as of December 21, 2001 (the "Placement Agreement") which was amended pursuant to an Amendment A dated as of December 21, 2001 (the "Amendment A"), which was amended pursuant to an Amendment B dated as of February 28, 2002 ("Amendment B"), which was amended pursuant to an Amendment C dated as of March 27, 2002 ("Amendment C") which was amended pursuant to an Amendment D dated as of April 30, 2002 ("Amendment D"), which was amended pursuant to an Amendment E dated as of May 15, 2002 ("Amendment E"), which was amended pursuant to an Amendment F dated as of June 13, 2002 ("Amendment F"), which was amended pursuant to an Amendment G dated as of July 12, 2002 ("Amendment G") and an Amendment H dated as of August 30, 2002, all of which were executed by and between Berthel Fisher & Company Financial Services, Inc. (Placement Agent) and Polar Molecular Corporation (the "Company") (collectively the Placement Agreement, the Amendment A, the Amendment B, the Amendment C, the Amendment D, the Amendment E, the Amendment F, the Amendment G, the Amendment H and the Amendment I shall be referred to as the "Amended Agreement").

All terms defined in the Amended Agreement will have the same meaning when used in this Amendment.

Whereas, the parties desire to amend the terms of the Amended Agreement.

Whereas the parties acknowledge that the 1.5 Million Dollar Interim Offering has been completed; and

Whereas, the parties desire to initiate and complete an additional offering in an amount up to Seven Hundred Thousand and No/100 Dollars ($700,000) (the "Additional Offering")

Now Therefore, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     1. Pursuant to the terms of the Amended Agreement, the parties agree that the Interim Offering and the Additional Offering shall be extended for an additional 57 days, until November 27, 2002, with the right to extend the Agreement for two additional 30 day periods by mutual agreement of the parties, and the Interim Offering Termination Date and the date for the termination of the Additional Offering (the "Additional Offering Termination Date") shall include such later applicable date. The Company will provide an Amendment/Supplement, as the case may be, to the

     Confidential Private Placement Memorandum dated January 30, 2002 and the Cumulative Supplement and Addendum to Confidential Private Placement Memorandum dated April 11, 2002, which will provide necessary information to potential investors, including but not necessarily limited to the fact that the Interim Offering of $1.5 Million Dollars has been sold out and that the parties agree to initiate an Additional Offering in the amount of Seven Hundred Thousand Dollars ($700,000) (the "Supplement").

     2. Paragraph 6.e. of the Amended Agreement shall be amended by deleting the reference to "September 30, 2002" at the end of the paragraph and replacing it with "November 27, 2002".

     3. In order for the Placement Agent to use its best efforts to go forward with the Additional Offering the parties agree to the following timeline:

          A. On or before November 27, 2002, the Company, in cooperation with Murdock Communications Corporation ("Murdock"), will have filed the S-4 regarding the merger of the Company and Murdock;

          B. The Supplement will be completed and forwarded to the Placement Agent no later than November 7, 2002, in order that the Placement Agent may continue to put forth its best efforts to complete the Additional Offering;

          C. At or prior to the final closing for the Additional Offering, the Company will produce a letter or some other acceptable evidence from Total-Fina-Elf ("TFE"), in which TFE acknowledges that it intends to place an order for the Company product;

          D. On or before the final closing of the Additional Offering, the Company, through its attorneys, will complete and present to Murdock a revised and amended Merger Agreement, acceptable to Murdock, which corresponds to the new dates of the proposed Merger.

     4. The parties agree, that out of the funds that are raised in the Additional Offering, the first Seventy Five Thousand Dollars of funds raised, after the payment of Placement Agent fees and commissions, will be paid to the Company's accountants and attorneys. In exchange for payment of said funds the Company will produce evidence from the Company's accountants and attorneys that said accountants and attorneys will continue to work with the Company to do all work reasonable and necessary in order to complete the Offering and the proposed merger of the

     Company with Murdock, including but not necessarily limited to filing of a Registration Statement prior to the closing of the merger between the Company and Murdock, without requiring additional payment until the Merger closing.

     5. The Company agrees that out of the net proceeds raised from the exercise of Warrants resulting from the Interim Offering and/or the Additional Offering, after payment of Placement Agent fees and commissions, the Company will loan to Murdock one third of the amount raised. Furthermore, assuming the full $700,000 is raised in the Additional Offering, the Company will loan to Murdock $190,000 of the net proceeds of the Additional Offering. If less than the full $700,000 is raised in the Additional Offering, the Company will loan to Murdock 19/52 of any net proceeds (i.e., following payment of Placement Agent fees and commissions) from the Additional Offering after payment of the amounts set forth in Paragraph 4 hereof.

     6. At or prior to the closing of the Merger the Company will use it s reasonable best efforts to have either paid off or converted, to Company Common Stock, any and all outstanding accounts payable/debt obligations, including but not necessarily limited to unpaid salaries, bonuses and/or suppliers. Notwithstanding anything to the contrary stated above, the debts owed to the Company's accountants and attorneys which may be over and above the amounts stated in paragraph 4 above, are not required to be converted and may continue to accrue in order to be paid at the Merger Closing and/or according to terms agreed to among the parties.

All other terms and conditions of the Amended Agreement will remain the same.

In Witness Whereof, the parties hereto execute this Amendment as of the day and date set out above.

Berthel Fisher & Company                    Polar Molecular Corporation
Financial Services, Inc.


By: /s/ Ronald O. Brendegen                 By: /s/ Mark L. Nelson
    ----------------------------                --------------------------------
Title: CFO                                  Title: President-CEO

                                   AMENDMENT J

This Amendment J (the "Amendment J") dated as of September 30, 2002, is attached to and made a part of that Placement Agreement dated as of December 21, 2001 (the "Placement Agreement") which was amended pursuant to an Amendment A dated as of December 31, 2001, (the "Amendment A"), which was amended pursuant to an Amendment B dated as of February 28, 2002 ("Amendment B"), which was amended pursuant to an Amendment C dated as of March 27, 2002 ("Amendment C"), which was amended pursuant to an Amendment D dated as of April 30, 2002 ("Amendment D"), which was amended pursuant to an Amendment E dated as of May 15, 2002 ("Amendment E"), which was amended pursuant to an Amendment F dated as of June 13, 2002 ("Amendment F"), which was amended pursuant to an Amendment G dated as of July 12, 2002 ("Amendment G"), which was amended pursuant to an Amendment H dated as of August 30, 2002 ("Amendment H"), which was amended pursuant to an Amendment I dated as of September 30, 2002 ("Amendment I"), all of which were executed by and between Berthel Fisher & Company Financial Services, Inc. (Placement Agent) and Polar Molecular Corporation (the "Company") (collectively the Placement Agreement, the Amendment A, the Amendment B, the Amendment C, the Amendment D, the Amendment E, the Amendment F, the Amendment G, the Amendment H and the Amendment I shall be referred to as the "Amended Agreement").

All terms defined in the Amended Agreement will have the same meaning when used in this Amendment.

Whereas, the parties desire to amend the terms of the Amended Agreement.

Now Therefore, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1.   The proceeds of the Additional Offering shall be distributed as follows:

     (a) Of the first $143,000 raised in the Additional Offering, the proceeds, net of a 10% commission to the Placement Agent, shall go 100% to the Company.

     (b) Of the next $157,000 raised in the Additional Offering, the proceeds, net of a 10% commission to the Placement Agent, shall go 50% to Murdock and 50% to the Company.

     (c) Of the next $400,000 raised in the Additional Offering, the proceeds, net of an 18.75% commission to the Placement Agent (to be shared by the Placement Agent with

     Houhlihan Smith & Company Inc. to give effect to the Amended Agreement), shall go 66.67% to the Company and 33.33% to Murdock.

2. The Company agrees that out of the proceeds raised from the exercise of Warrants resulting from the Interim Offering and/or the Additional Offering, the Company will loan to Murdock the sum of (i) $57,696, (ii) one third of the proceeds (net of any commissions) raised in the Additional Offering less any amounts loaned to Murdock under the provisions of paragraph 1 of this Amendment J and (iii) one-third of the proceeds (net of any commissions) raised from such Warrants.

3. The Company agrees that, to the extent that Murdock (x) chooses not to accept any portion of the amounts to be loaned from the Company under the terms set forth in paragraph 2 above or (y) otherwise does not (whether or not any proceeds are raised from the exercise of such Warrants) receive the amounts set forth it items (i) and (ii) of paragraph 2, Murdock shall receive a credit against its liabilities for purposes of meeting the Net Worth Test (as defined in the Merger Agreement).

4. The parties agree that they shall not amend the provisions of paragraphs 1 through 4 of this Amendment J without the consent of Murdock, which is hereby named as a third party beneficiary of such paragraphs 1 through 4.

5. Paragraph 6.e. of the Amended Agreement shall be amended by deleting the reference to "November 27, 2002" at the end of the paragraph and replacing it with "December 20, 2002". The Termination Date shall be December 20, 2002.

6. The parties agree that the Company, in cooperation with Murdock, will have filed the Registration Statement on Form S-4 regarding the merger of the Company and Murdock (the "S-4 Filing") on or prior to December 23, 2002.

7. Placement Agent agrees that the Company and the Placement Agent have received a letter from TFE that meets the requirements set forth in Amendment I.

8. Notwithstanding the compensation expense amounts referenced in paragraph 2 of Amendment B, which the parties agree is superseded by this paragraph 8 of this Amendment J, the Company agrees that it will limit its compensation expense (as shown in its initial S-4 Filing, assuming no prior comments by the Securities and Exchange Commission) relating to issuance of common stock and/or options to officers and directors since November 1, 2001 to an amount not exceeding $1,000,000. The parties agree that no such cap is applicable to any related changes in the S-4 Filing or otherwise required to comply with comments of the Securities and Exchange Commission or other related agency.

All other terms and conditions of the Amendment Agreement will remain the same.

In Witness Whereof, the parties hereto execute this Amendment as of the day and date set out above.

Berthel Fisher & Company                    Polar Molecular Corporation
Financial Services, Inc.


By: /s/ Thomas J. Berthel                   By: /s/ Mark L. Nelson
    ----------------------------                -------------------------------
Title: CEO                                  Title: President - CEO


Acknowledged and agreed for the
purposes of paragraphs 1 through 4
hereof:

MURDOCK COMMUNICATIONS CORPORATION


By: /s/
    ----------------------------
Title:
       -------------------------

                                   AMENDMENT K

This Amendment K ("Amendment K") dated as of December 20, 2002, is attached to and made a part of that Placement Agreement dated as of December 21, 2001 (the "Placement Agreement") which was amended pursuant to an Amendment A dated as of December 21, 2001 (the "Amendment A"), which was amended pursuant to an Amendment B dated as of February 28, 2002 ("Amendment B"), which was amended pursuant to an Amendment C dated as of March 27, 2002 ("Amendment C"), which was amended pursuant to an Amendment D dated as of April 30, 2002 ("Amendment D"), which was amended pursuant to an Amendment E dated as of May 15, 2002 ("Amendment E"), which was amended pursuant to an Amendment F dated as of June 13, 2002 ("Amendment F"), which was amended pursuant to an Amendment G dated as of July 12, 2002 ("Amendment G"), which was amended pursuant to an Amendment H dated as of August 30, 2002 ("Amendment H"), which was amended pursuant to an Amendment I dated as of September 30, 2002 ("Amendment I"), which was amended pursuant to an Amendment J which was incorrectly dated as of September 30, 2002 and which should have been dated as of December 11, 2002, all of which were executed by and between Berthel Fisher & Company Financial Services, Inc. (Placement Agent) and Polar Molecular Corporation (the "Company") (collectively the Placement Agreement, the Amendment A, the Amendment B, the Amendment C, the Amendment D, the Amendment E, the Amendment F, the Amendment G, the Amendment H, the Amendment I and the Amendment J shall be referred to as the "Amended Agreement").

All terms defined in the Amended Agreement will have the same meaning when used in this Amendment.

Whereas, the parties desire to amend the terms of the Amended Agreement.

Now Therefore, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. Pursuant to the terms of the Amended Agreement, the parties agree that the Additional Offering shall be extended for an additional 42 days until January 31, 2003, or until the Murdock Communication Corporation Registration Statement (the "S-4 Filing") is completed and filed with the SEC, whichever is later, and the Additional Offering Termination Date shall include such later applicable date.

2. Paragraph 6.e. of the Amended Agreement shall be amended by deleting the reference to "December 20, 2002" at the end of the paragraph and replacing it with "January 31, 2003 or the date when the S-4 Filing is completed and filed with the SEC, whichever is later." The Termination Date shall be January 31, 2003 or the date when the S-4 Filing is completed and filed with the SEC, whichever is later.

3. The parties agree that the Company, in cooperation with Murdock, will have filed the Registration Statement on Form S-4 regarding the merger of the Company and Murdock (the "S-4 Filing") as soon as practicable.

     All other terms and conditions of the Amended Agreement will remain the same.

     In Witness Whereof, the parties hereto execute this Amendment as of the day and date set out above.

Berthel Fisher & Company                    Polar Molecular Corporation
Financial Services, Inc.


By:                                         By: /s/ Mark L. Nelson
    ----------------------------                --------------------------------
Title:                                      Title: President - CEO
       -------------------------